Tactical Conservative Allocation Fund

Class A Shares: TFALX

Class I Shares: TFAZX

Tactical Moderate Allocation Fund

Class A Shares: TFAMX

Class I Shares: TFAUX

Tactical Growth Allocation Fund

Class A Shares: TFAEX

Class I Shares: TFAFX

Each a Series of the Collaborative Investment Series Trust

Supplement to the Prospectus and Statement of Additional Information dated May 1, 2020 as previously supplemented on April 10, 2020

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Effective December 17, 2020, Heritage Capital Advisors, LLC (“Heritage”) has been added a sub-adviser to the Tactical Conservative Allocation Fund, Tactical Moderate Allocation Fund, and Tactical Growth Allocation Fund (each a “Fund” and collectively, the “Funds”).

The sections titled in Principal Investment Strategies on pages 3, 10, and 16 has been supplemented to include:

Heritage Capital Advisors, LLC (“Heritage”) – Heritage invests its allocation of the Fund’s assets in a diversified portfolio of global equity securities and short and intermediate term bonds. Heritage may also invest in exchange traded funds to provide global equity and bond exposure for the Fund.

The section title Sub-Advisers on pages 6, 12, and 19 has been supplemented to include:

Heritage Capital Advisors, LLC

The sections titled Sub-Adviser Portfolio Managers on pages 6, 13, and 19 has been supplemented to include:

David Moenning, Investment Officer, and Jeff Pietsch, Portfolio Manager, have served the Fund as portfolio managers since December 17, 2020.

The sections titled Sub-Advisers and Strategies on pages 22, 23, and 24 has been supplemented to include:

Heritage uses a multi-strategy approach that combines five to six different types of sub-strategies to determine a blend of equity investments and bonds for each Fund. Heritage invests its allocation of the Fund’s assets in a diversified portfolio of global equity securities and short and intermediate term bonds. Heritage may also invest in exchange traded funds to provide global equity and bond exposure for the Fund. The Fund’s assets allocated to Heritage may have significant investment exposure to cash or fixed income positions during unfavorable market conditions and may be fully invested when favorable conditions warrant.

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The section titled Investment Sub-Adviser Portfolio Managers on page 31 has been supplemented to include:

David Moenning and Jeff Pietsch.

Mr. David Moenning founded Heritage in January 2013 and has served as its investment officer since its inception. Mr. Moenning also, since 2013, has served as the managing partner of Numetrix Capital, LLC, an investing research firm.

Mr. Jeff Pietsch has served as a portfolio manager at Heritage since December 2020. Mr. Pietsch has served also as the managing director of Eastsound Capital Advisors, LLC, a multi-state registered investment adviser since 2011.

The section titled Investment Advisory Services on page 24 of the Funds’ Statement of Additional Information has been supplemented to include:

As of December 17, 2020, Mr. Moenning was also responsible for the management of the following other types of accounts:

Account Type	Number of Accounts by Account Type	Total Assets By Account Type	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee
Registered Investment Companies	0	0	0	0
Other Pooled Investment Vehicles	0	0	0	0
Other Accounts	2	$200,150,000	0	0

As of December 17, 2020, Mr. Pietsch was also responsible for the management of the following other types of accounts:

Account Type	Number of Accounts by Account Type	Total Assets By Account Type	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee
Registered Investment Companies	0	0	0	0
Other Pooled Investment Vehicles	0	0	0	0
Other Accounts	2	$200,150,000	0	0

The section titled Ownership of Securities on page 26 has been supplemented to include:

The following table shows the dollar range of equity securities beneficially owned by the portfolio managers in the Funds as of the date of this SAI.

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Name of Portfolio Manager	Dollar Range of Equity Securities in the Funds
Mr. Horter*	None
Mr. Leake*	None
Mr. Waters*	None
Mr. Halpern*	None
Mr. Tuttle*	None
Mr. Maas*	None
Mr. Moenning*	None
Mr. Pietsch*	None
*Information presented as of December 17, 2020.

This Supplement, dated December 17, 2020, and the Prospectus dated May 1, 2020, as previously supplemented on April 10, 2020, provide relevant information for all shareholders and should be retained for future reference. The Prospectus and the Statement of Additional Information have been filed with the Securities and Exchange Commission, are incorporated by reference, and can be obtained without charge by calling 1-877-270-2848.

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